Page 62
                                                             Exhibit 10(iii)A(9)



                        NATIONAL SERVICE INDUSTRIES, INC.

                       SUPPLEMENTAL DEFERRED SAVINGS PLAN














                      (Effective As of September 18, 1996)

                                                                         Page 63
                                                             Exhibit 10(iii)A(9)



                        NATIONAL SERVICE INDUSTRIES, INC.
                       SUPPLEMENTAL DEFERRED SAVINGS PLAN

                                TABLE OF CONTENTS


ARTICLE I  INTRODUCTION AND ESTABLISHMENT.........................................................................1

ARTICLE II  DEFINITIONS...........................................................................................1
         2.1  Account 1
         2.2  Annual Valuation Date...............................................................................1
         2.3  Beneficiary.........................................................................................1
         2.4  Change in Capitalization............................................................................1
         2.5  Change in Control...................................................................................2
         2.6  Class Year Subaccount...............................................................................3
         2.7  Code    3
         2.8  Company 3
         2.9  Compensation........................................................................................3
         2.10  Division...........................................................................................4
         2.11  Deferral Subaccount................................................................................4
         2.12  Election Form......................................................................................4
         2.13  Employer...........................................................................................4
         2.14  ERISA  4
         2.15  Executive..........................................................................................4
         2.16  Executive Savings Plan.............................................................................4
         2.17  Fair Market Value..................................................................................4
         2.18  Fiscal Year........................................................................................5
         2.19  Matching Subaccount................................................................................5
         2.20  Participant........................................................................................5
         2.21  Plan   5
         2.22  Plan Administrator.................................................................................5
         2.23  Plan Year..........................................................................................5
         2.24  Prime Rate.........................................................................................6
         2.25  Retirement.........................................................................................6
         2.26  Shares 6
         2.27  Subsidiary.........................................................................................6
         2.28  Supplemental Subaccount............................................................................6
         2.29  Termination for Cause..............................................................................6
         2.30  Termination of Service.............................................................................6
         2.31  Total and Permanent Disability.....................................................................7
         2.32  Valuation Date.....................................................................................7
         2.33  Year of Service....................................................................................7

ARTICLE III  PARTICIPATION; DEFERRAL ELECTION.....................................................................1
         3.1  Eligibility to Participate..........................................................................1
         3.2  Deferral Election...................................................................................1
         3.3  Executive Savings Plan..............................................................................2

ARTICLE IV  PARTICIPANTS' ACCOUNTS; EMPLOYER CONTRIBUTION CREDITS.................................................1
         4.1  Accounting for Participants' Interests..............................................................1

Page 64
                                                             Exhibit 10(iii)A(9)

         4.2  Vesting of a Participant's Account..................................................................2
         4.3  Distribution of a Participant's Account.............................................................3
         4.4  Hardship............................................................................................6
         4.5  Transfer of Executive Savings Plan Account..........................................................6

ARTICLE V  PLAN ADMINISTRATOR.....................................................................................1
         5.1  Committee...........................................................................................1
         5.2  Right and Duties....................................................................................1
         5.3  Compensation, Indemnity and Liability...............................................................2
         5.4  Taxes   2

ARTICLE VI  CLAIMS PROCEDURE......................................................................................1
         6.1  Claims for Benefits.................................................................................1
         6.2  Appeals 1

ARTICLE VII  AMENDMENT AND TERMINATION; CHANGE IN CONTROL..........................................................
1
         7.1  Amendments..........................................................................................1
         7.2  Termination of Plan.................................................................................1
         7.3  Change In Control Provisions........................................................................1

ARTICLE VIII  MISCELLANEOUS.......................................................................................1
         8.1  Limitation on Participant's Rights..................................................................1
         8.2  Benefits Unfunded...................................................................................1
         8.3  Other Plans.........................................................................................1
         8.4  Receipt or Release..................................................................................2
         8.5  Governing Law.......................................................................................2
         8.6  Gender, Tense, and Headings.........................................................................2
         8.7  Successors and Assigns; Nonalienation of Benefits...................................................2
         8.8 Combination With Other Plan..........................................................................3

APPENDIX A           DEFERRAL AND PAYMENT ELECTIONS AND DESIGNATION
                     OF BENEFICIARY.............................................................................A-1
APPENDIX B           ELECTION TO DEFER DISTRIBUTION.............................................................B-1

                                                                         Page 65
                                                             Exhibit 10(iii)A(9)


                                    ARTICLE I
                         INTRODUCTION AND ESTABLISHMENT

          National Service Industries, Inc. ("Company") hereby establishes the National Service Industries, Inc. Supplemental Deferred Savings Plan ("Plan") for the benefit of eligible management and highly compensated employees of the Company and its Subsidiaries and Divisions. The Plan is designed to assist and encourage eligible employees to accumulate capital and to supplement their retirement income and to align their interests more closely with those of shareholders. The Plan provides for elective deferrals of an employee's compensation, Company matching contributions and supplemental Company contributions.

          The terms of this Plan are applicable only to eligible employees who are actively employed on or after December 1, 1996. Any employee who terminates his employment relationship prior to that date shall not be covered by this Plan.

Page 66
                                                             Exhibit 10(iii)A(9)



                                   ARTICLE II
                                   DEFINITIONS


          When used in this Plan, the following terms shall have the meanings set forth below unless a different meaning is plainly required by the context:

          2.1 "Account" means the records maintained by the Plan Administrator to determine each Participant's interest under this Plan. Such Account may be reflected as an entry in the Company's (or Employer's) records, or as a separate account under a trust, or as a combination of both. Each Participant's Account shall consist of at least three subaccounts: a Deferral Subaccount to reflect his deferrals of Compensation; a Matching Subaccount for Employer's matching contribution credits; a Supplemental Subaccount for any supplemental Employer contribution credits. The Plan Administrator may establish such additional subaccounts as it deems necessary for the proper administration of the Plan.

          2.2 "Annual Valuation Date" means December 31 of each year while the Plan is in effect.

          2.3 "Beneficiary" means the person or persons last designated in writing by the Participant to receive the vested amount in his Account in the event of such Participant's death; or if no designation shall be in effect at the time of a Participant's death or if all designated Beneficiaries shall have predeceased the Participant, then the Beneficiary shall be the Participant's estate or his personal representative.

          2.4 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise, which in the judgment of the Plan Administrator is material or significant.

          2.5 "Change in Control" means any of the following events:

                    (i) The  acquisition  (other  than from the  Company) by any
               "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of beneficial ownership (within the meaning of

                                                                         Page 67
                                                             Exhibit 10(iii)A(9)

               Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; or

                    (ii) The  individuals  who, as of September  18,  1996,  are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; Provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or

                    (iii) Approval by stockholders of the Company of (1) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or
               (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to subsection (i) above, solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.


          2.6 "Class Year Subaccount" means the subaccount set up under the Deferral Subaccount to reflect the Participant's deferrals for each Plan Year and any earnings thereon.

Page 68
                                                             Exhibit 10(iii)A(9)

          2.7 "Code" means the Internal Revenue Code of 1986, as amended.

          2.8 "Company" means National Service Industries, Inc., a Delaware corporation, or its successor or successors.

          2.9 "Compensation" means the annual cash compensation (salary plus annual bonus) paid by the Employer to the Participant for the Plan Year, provided that a bonus actually paid during a subsequent Plan year based upon performance during the preceding Plan Year shall be treated as Compensation for such preceding Plan Year. The Participant's Compensation shall include amounts deferred by the Participant to this Plan and any other deferred compensation plan of the Employer (whether or not qualified), and any salary reduction amounts contributed to a welfare plan. The term "Compensation" shall not include long-term incentive payments, car allowances and non-cash remuneration, such as health benefits, life insurance, and other fringe benefits.

          2.10  "Division"  means any of the operating units or divisions of the
Company,   or  its   Subsidiaries,   designated   as  a  Division  by  the  Plan
Administrator.

          2.11 "Deferral Subaccount" means the subaccount maintained to reflect the Participant's deferral of Compensation and any earnings thereon.

          2.12 "Election Form" means the form prescribed by the Plan Administrator on which a Participant may specify the amount of his Compensation that is to be deferred pursuant to the provisions of Article III, and the manner of payment of his benefits.

          2.13 "Employer" means the Company and any Subsidiary or related employer designated by the Company to participate in the Plan.

          2.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          2.15 "Executive" means an officer of the Company, a Subsidiary or one of the Company's Divisions, and other key employees designated as eligible pursuant to Section 3.1. Any dispute regarding any individual's classification shall be determined by the Plan Administrator in its sole discretion.

          2.16 "Executive Savings Plan" means the National Service Industries, Inc. Executive Savings Plan which was established effective September 1, 1994.

          2.17 "Fair Market Value" means the fair market value of the Shares as determined in good faith by the Plan Administrator; provided, however, that (A)

                                                                         Page 69
                                                             Exhibit 10(iii)A(9)

if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the closing price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("CMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, or (C) if the Shares are admitted to Quotation on NASDAQ and have not been designated a CMS Security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date.

          2.18 "Fiscal " means the year commencing on September 1 and ending on August 31 of the following calendar year, or such other 12-month period used by the Company for financial reporting purposes.

          2.19 "Matching Subaccount" means the subaccount maintained to reflect the Employer's matching contribution credits and any earnings thereon.

          2.20   "Participant"   means  an  Eligible  Executive  as  defined  in
Section 3.1 (or an individual who was an Eligible Executive), a portion of whose Compensation for any Plan Year has been deferred pursuant to the Plan or who has received Employer Supplemental Subaccount credits, and whose interest in the Plan has not been wholly distributed.

          2.21 "Plan" means the National Service Industries, Inc. Supplemental Deferred Savings Plan, as set forth herein and as it may be amended from time to time.

          2.22 "Plan Administrator" means the Company or, if applicable, a committee appointed pursuant to Article V to administer the Plan.

          2.23 "Plan Year" means January 1 through the next following December 31, except that the initial Plan Year shall be the period commencing December 1, 1996 and ending December 31, 1997.

          2.24 "Prime Rate" means the prime rate of interest on a particular date of Wachovia Bank of Georgia, N.A. (or its successor), as determined by the Plan Administrator, or the prime rate interest of of such other bank as may be selected by the Company.

Page 70
                                                             Exhibit 10(iii)A(9)


          2.25 "Retirement" means termination of the Participant's employment with all Employers on or after attaining age 60, other than a Termination for Cause.

          2.26 "Shares" means the common stock, par value $1.00 per share, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

          2.27 "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term "Subsidiary" shall also include a partnership in which the Company or a Subsidiary owns 50% or more of the profits interest or capital interest in the partnership.

          2.28 "Supplemental Subaccount" means the subaccount established to reflect the Employer's supplemental contribution credits and any earnings thereon.


          2.29 "Termination for Cause" means the Executive has terminated employment and has been found by the Plan Administrator to be guilty of theft, embezzlement, fraud or misappropriation of the Company's property or of any action which, if the individual were an officer of the Company, would constitute a breach of fiduciary duty. The final determination of whether a Participant has incurred a Termination for Cause shall be made by the Plan Administrator.

          2.30 "Termination of Service" or similar expression means the termination of the Participant's employment as an Executive. A Participant who is granted a temporary leave of absence, whether with or without pay, shall not be deemed to have terminated his service. In the event of a transfer of an Executive to a position in which he would no longer be eligible to continue in this Plan, or in the event of the disability of a Participant, the Plan Administrator in its sole discretion, shall determine whether a Termination of Service has occurred.

          2.31 "Total and Permanent Disability" means the permanent and lasting inability of a Participant due to illness, accident, or other physical or mental incapacity, to perform his usual duties and services for the Employer. The determination as to whether Total and Permanent Disability exists shall be made by the Plan Administrator based upon the information provided to it.

          2.32 "Valuation Date" means the Annual Valuation Date, and any other date(s) selected by the Plan Administrator as of which the Accounts of Participants are valued.

                                                                         Page 71
                                                             Exhibit 10(iii)A(9)

          2.33 "Year of Service" means, subject to such Break in Service rules as the Plan Administrator may establish, each Plan Year in which the Eligible Employee is credited with 1,000 or more Hours of Service with the Employer, including years commencing prior to the date of adoption of the Plan. Hours of Service shall be determined hereunder in accordance with the Company's general rules for determining such hours under its tax-qualified plans.

Page 72
                                                             Exhibit 10(iii)A(9)

                                   ARTICLE III
                        PARTICIPATION; DEFERRAL ELECTION

          3.1 Eligibility to Participate. Prior to, or at the beginning of, each Plan Year, the Company (or its designee) shall specify the Executives who are eligible to make deferral elections under the Plan for the following Plan Year and to receive Matching Subaccount and Supplemental Subaccount credits (an "Eligible Executive"). Such eligibility designation may be made by establishing a minimum compensation level for participation or by the use of such other criteria as the Company (or its designee) deems appropriate from time to time.

          3.2 Deferral Election. Each Eligible Executive may elect on an Election Form to have a portion of the salary to be received by the Executive for the period December 1, 1996 through December 31, 1997 and the annual bonus for the fiscal year ending August 31, 1997 ("Initial Election Period"), deferred in accordance with the terms and conditions of the Plan. The Eligible Executive's election for the Initial Election Period shall be effective December 1, 1996, or such later date as may be determined by the Plan Administrator for administrative reasons. The election with respect to the bonus for the Initial Election Period shall be coordinated with the Eligible Executive's election (if any) under the Executive Savings Plan in the manner provided in Section 4.5.

          For any Plan Year thereafter in which he is eligible to participate, the Eligible Executive may elect to defer a portion of his Compensation in accordance with the terms of the Plan. The Plan Administrator may provide for a separate election with respect to salary and annual bonus. The amount that may be deferred for any Plan Year shall not be less than $1,000, nor an aggregate of more than fifty percent (50%) of his Compensation for such Plan Year.

          An Executive desiring to exercise such election shall, prior to the beginning of the Initial Election Period and each Plan Year thereafter (or prior to or coincident with the beginning of the Eligible Executive's initial employment or eligibility, if such employment or eligibility commences other than at the beginning of a Plan Year), complete an Election Form indicating the percentage of his Compensation for such Plan Year that he elects to have deferred. If the Eligible Executive's election would result in a deferral greater than the maximum provided herein, any deferred amount shall be reduced to the maximum limit.

          An election to defer Compensation must be filed with the Plan Administrator within the time period prescribed by the Plan Administrator. If a Participant fails to file a properly completed and duly executed Election Form with the Plan Administrator by the prescribed time, he will be deemed to have

                                                                         Page 73
                                                             Exhibit 10(iii)A(9)

elected not to defer any Compensation under this Plan for the Plan Year, except to the extent the Plan Administrator in its sole discretion permits an extension of the election period. An Eligible Executive may not, after the applicable election date change (increase or decrease) the percentage of Compensation he has elected to defer for a Plan Year.

          A Participant may at any time during the Plan Year terminate an election to defer salary (but not the bonus) and discontinue future salary deferrals of Compensation under this Plan by providing written notice to the Plan Administrator prior to the start of the next payroll period for which Compensation will be payable. In such event, Compensation earned for services subsequent to such termination notice will be paid directly to the Participant and will not be subject to his prior deferral election. A Participant who elects to discontinue participation in the Plan for a Plan Year may not recommence participation in the Plan until the next following Plan Year (or such later Plan Year in which he is again eligible to participate), provided the Participant completes and executes the required Election Form. Increases or decreases in the amount a Participant elects to defer (other than a suspension of deferrals) shall not be permitted during the Plan Year.

          The Eligible Executive may designate on the Election Form (or on a separate form provided by the Plan Administrator) a Beneficiary (or Beneficiaries) to receive payment of amounts in his Account in the event of his death.

          3.3 Executive Savings Plan. If the Plan is otherwise terminated by the Company before it becomes fully effective, the deferrals elected under Section
3.1 shall be made to the Executive Savings Plan and shall be held and distributed in accordance with the provisions of such plan. In such event, no Employer matching contribution credits or supplemental contribution credits will be made to the Plan or the Executive Savings Plan.

Page 74
                                                             Exhibit 10(iii)A(9)


                                   ARTICLE IV
              PARTICIPANTS' ACCOUNTS; EMPLOYER CONTRIBUTION CREDITS

          4.1 Accounting for Participants' Interests.

          (a) Deferral Subaccount. Each Participant's Deferral Subaccount shall be credited with the amounts of Compensation deferred by the Participant under this Plan. The timing and manner in which amounts are credited to a Participant's Deferral Subaccount under this Plan shall be determined by the Plan Administrator in its discretion, but the deferral election shall be applied to each pay period in which the Participant has Compensation during his period of participation in the Plan. The Participant's Deferral Subaccount shall be credited with interest at the Prime Rate on each Annual Valuation Date based upon the amount credited to such Subaccount as of the preceding Annual Valuation Date, and at such other times, if any, as may be determined by the Plan Administrator.

          (b) Matching Subaccount. As of the end of each Plan Year, unless the Board otherwise determines, an amount shall be credited to the Participant's Matching Subaccount equal to 25% of the amount of the Participant's deferrals for such Plan Year, provided that the maximum amount credited to a Participant's Matching Subaccount for a Plan Year shall not exceed five percent (5%) of the Participant's Compensation for such Plan Year. An Eligible Executive who is covered by a defined benefit supplemental executive retirement plan maintained by the Employer shall not be eligible to receive Employer matching contribution credits under the Plan.

          Unless the Company otherwise determines for the Plan Year, the amount credited to a Participant's Matching Subaccount for the year shall be deemed to be in the form of cash, Shares, or a combination of cash and Shares, as elected by the Participant on the Election Form for such year. To the extent the amount is deemed to be credited in cash, the Matching Subaccount will be credited with interest at the Prime Rate on each Annual Valuation Date (and at such other dates, if any, as may be determined by the Plan Administrator); if Shares are deemed to be credited, the Matching Subaccount will be adjusted on each Annual Valuation Date (and at such other dates ,if any, as may be determined by the Plan Administrator) as if it were invested in Shares to reflect any dividends (including reinvestment of such dividends in Shares), distributions, stock dividends, stock splits or similar actions with respect to the Shares since the preceding Annual Valuation Date (or such other date).

          (c) Supplemental Subaccount. As of the end of each Plan Year, unless the Board otherwise determines, there shall be credited to the Supplemental Subaccount of each Eligible Employee who is employed on the last day of the Plan Year and who has a Year of Service for such Plan Year an amount equal to three

                                                                         Page 75
                                                             Exhibit 10(iii)A(9)

percent (3%) of the Eligible Employee's Compensation for such Plan Year. An Eligible Executive who is covered by a defined benefit supplemental executive retirement plan maintained by the Employer shall not be eligible to receive Employer supplemental contribution credits under the Plan.

          Unless the Company otherwise determines, the amount credited to an Eligible Employee's Supplemental Subaccount shall be deemed to be in the form of Shares. If Shares are deemed to be credited, the Supplemental Subaccount will be adjusted on each Annual Valuation Date (and at such other dates, if any, as may be determined by the Plan Administrator) as if it were invested in Shares to reflect any dividends (including reinvestment of such dividends in Shares), distributions, stock dividends, stock splits or similar action with respect to the Shares since the preceding Annual Valuation Date (or such other date).

          (d) Crediting of Shares. The number of Shares to credit to a Participant's Matching Subaccount or Supplemental Subaccount as of an Annual Valuation Date (or other date, as provided above) shall be determined by converting the cash credit otherwise required to Shares using the Fair Market Value of a Share on such date.

          4.2 Vesting of a Participant's Account.

          (a) Deferral Subaccount. Except as provided in the next sentence, a Participant's interest in the amount credited to his Deferral Subaccount shall at all times be 100% vested and nonforfeitable. If a Participant incurs a Termination for Cause, he shall forfeit all earnings credited on all amounts deferred to his Deferral Subaccount that have not yet been fully distributed to him under Section 4.3.

          (b) Matching and Supplemental Subaccounts. Except in the event of a Termination For Cause, a Participant's interest in the amount credited to his Matching Subaccount and Supplemental Subaccount shall become (i) 100% vested and nonforfeitable upon his death, Total and Permanent Disability, Retirement or completion of 10 or more Years of Service and attainment of age 55 while actively employed, and (ii) 50% vested upon completion of 5 Years of Service and attainment of age 55 while actively employed, with such vesting increasing 10% per year for each additional Year of Service up to 10 years. Subject to Article VII, if the Participant incurs a Termination for Cause (regardless of whether he is otherwise vested) or if the Participant's employment is terminated prior to the time specified for vesting in the preceding sentence, his entire Matching and Supplemental Subaccounts shall be forfeited.

          4.3 Distribution of a Participant's Account. Subject to Article VII, a Participant's Account shall be distributed as follows:

Page 76
                                                             Exhibit 10(iii)A(9)

          (a) Deferral Subaccount. (i) Except as provided in (ii) and (iii) below, distribution of each Class Year Subaccount of a Participant shall be made in a single lump sum payment as soon as practicable after the January 1 next following five (5) full Plan Years after the Class Year. For example, the distribution of the 1997 Class Year Subaccount (the Participant's deferrals credited to him for the year ended December 31, 1997) shall be made on or about January 1, 2003, and for the 1998 Class Year Subaccount on or about January 1, 2004, and so on.

          (ii) Election to Defer Distribution. A Participant who will become eligible to receive distribution of a Class Year Subaccount under (i) above may elect to defer to the January 1 of a later year (subject to the limitations provided below) the distribution of such Class Year Subaccount. The election to defer distribution of a Class Year Subaccount must be filed prior to the end of the fourth Plan Year immediately following the Class Year for such Class Year Subaccount. For example, for the 1997 Class Year Subaccount, the election must be filed prior to January 1, 2002. The Participant's deferral election for a Class Year Subaccount must indicate (A) the January 1 when he desires his benefit to be paid or to commence, which date must be at least two (2) years after the date he could initially have received a distribution, and (B) whether the distribution should be made in a lump sum or in annual installments over a period of up to ten (10) years; provided, that the lump sum payment shall be made not later than the year in which he attains age 70 and the last installment payment shall be made later than the year in which the Participant attains age
75. A Participant's Class Year Subaccount for which a deferral election is made under this subsection (b) shall continue to be credited with earnings under
Section 4.1(a) until the amount is fully distributed (except as limited in the case of a Termination for Cause).

          (iii) Death,  Disability or  Termination  of Service Prior to Vesting.
(A) Notwithstanding   the  existence  of  a  deferral   election  under  Section
4.3(a)(ii), in the event of a Participant's death, Total and Permanent Disability, or a Termination of Service prior to the Participant's completion of 5 Years of Service and attainment of age 55, distribution of the vested balance credited to a Participant's Deferral Subaccount shall be made to the Participant (or his Beneficiary in the event of death) as soon as practical. Payment of the Participant's Deferral Subaccount shall be made in a lump sum. In the event payments are made pursuant to this subsection (a)(iii), earnings shall be credited under Section 4.1(a) until all amounts have been distributed (except as limited in the case of Termination for Cause).

          (B) In the event a Participant terminates after completing 5 years of Service and attaining age 55 (except for death and Total and Permanent Disability), the vested balance credited to a Participant's Deferral Subaccount shall be distributed to him in a lump sum as soon as practical; provided, that

                                                                         Page 77
                                                             Exhibit 10(iii)A(9)


any Class Year  Subaccounts as to which he has properly elected under subsection
(ii) above a delayed distribution and/or payment in installments shall be distributed in accordance with such elections; provided, further, that any such Participant may elect prior to termination to make the deferral election in (ii) above with respect to any Class Year Subaccounts as to which the five-year period has not yet passed and that would otherwise be payable more than one (1) year in the future.

          (b)  Matching and  Supplemental  Subaccounts.  (i) The vested  amounts
(determined in accordance with Section 4.2(b)) credited to a Participant's Matching Subaccount and Supplemental Subaccount shall be payable in a lump sum as soon as practical after the Participant's death, Total and Permanent Disability or Termination of Service, unless, in the case of a termination other than for death or Total and Permanent Disability, the Participant has elected a delayed payment date and/or payment in installments on the Election Form; provided that the lump sum payment shall be made not later than the year in which he attains age 70 and the last installment payment shall be made not later than the year in which the Participant attains age 75. The Plan Administrator may establish rules to permit Participants to change the form and timing of their payment election, provided that no such change shall be effective unless it is made at least two (2) years prior to the Participant's Termination of Service. In the event of death after Termination of Service, distribution of the remaining amount credited to the Participant's Matching Subaccount and Supplemental Subaccount shall be made to a Beneficiary in a lump sum as soon as practical after the Participant's death.

          (ii) In the event all or any portion of the Participant's Matching Subaccount and Supplemental Subaccount is deemed to be invested in Shares, the Company may at its discretion permit the Participant to elect to receive a distribution of all or any portion of the amount credited to the Subaccounts in Shares in full satisfaction of the Company's obligations hereunder. Any fractional Share shall be paid in cash.

          The obligation of the Company to deliver Shares under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Company. Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Company may require any individual receiving Shares pursuant to

Page 78
                                                             Exhibit 10(iii)A(9)

the Plan, as a condition precedent to receipt of Shares to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities.

          4.4 Hardship. A Participant who is suffering an unforeseen and severe financial hardship as a result of (i) an illness or accident of the Participant or his immediately family, (ii) loss of Participant's property due to casualty, or (iii) for such other reasons as the Plan Administrator may establish, may file a written request with the Plan Administrator for distribution of all or a portion of the amount credited to his Deferral Subaccount. The Plan Administrator shall have the sole discretion to determine whether to grant a Participant's hardship request and the amount to distribute to the Participant. The Plan Administrator shall have authority in connection with such hardship request to accelerate the payment of any Class Year Subaccounts which have been deferred pursuant to Section 4.3(a).

          4.5 Transfer of Executive Savings Plan Account. A Participant in the Plan who is also a participant in the Executive Savings Plan shall have the amount credited to his "Account" (as defined in the Executive Savings Plan) transferred to the Plan as soon as practical after the Plan has been fully implemented by the Company, or at such earlier or later date as may be selected by the Company. The amount credited to the Participant's Account in the Executive Savings Plan shall be credited to his Deferral Subaccount hereunder and shall thereafter be held and distributed in accordance with the rules of the Plan applicable to the Deferral Subaccount.

          In the event the Plan is fully implemented prior to the date the bonuses for the Fiscal Year ending August 31, 1997 are paid, the deferral of bonuses for such year to the Executive Savings Plan shall be made to the Plan and shall be treated in the same manner as a deferral for the Initial Election Period.

                                                                         Page 79
                                                             Exhibit 10(iii)A(9)



                                    ARTICLE V
                               PLAN ADMINISTRATOR

          5.1 Committee. The Plan Administrator shall be the Company or such committee as may be designated by the Company to administer and manage the Plan. Members of any committee shall not be required to be employees of the Company or Participants. Action of the Plan Administrator may be taken with or without a meeting of committee members. If a member of the committee is a Participant in the Plan, he shall not participate in any decision which solely affects his own Account.

          5.2 Right and Duties. The Plan Administrator shall have the discretionary authority to administer and manage the Plan and shall have all powers necessary to accomplish that purpose, including (but not limited to) the following:

          (a) To construe, interpret, and administer this Plan;

          (b) To make allocations and determinations required by this Plan, and to maintain records relating to Participants' Accounts;

          (c) To compute and certify to the Company the amount and kinds of benefits payable to Participants or their beneficiaries, and to determine the time and manner in which such benefits are to be paid;

          (d) To authorize all disbursements by the Company pursuant to this Plan;

          (e) To maintain (or cause to be maintained) all the necessary records of the administration of this Plan;

          (f) To make and publish such rules for the regulation of this Plan as are not inconsistent with the terms hereof;

          (g) To delegate to other individuals or entities from time to time the performance of any of its duties or responsibilities hereunder; and

          (h) To hire agents, accountants, actuaries, consultants and legal counsel to assist in operating and administering the Plan.

          The Plan Administrator shall have the exclusive discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount and manner of payment of such benefits, and its decisions on such matters shall be final and conclusive on all parties.

          5.3 Compensation, Indemnity and Liability. The Plan Administrator shall serve as such without bond and without compensation for services

Page 80
                                                             Exhibit 10(iii)A(9)

hereunder. All expenses of the Plan and the Plan Administrator shall be paid by the Company. If the Plan Administrator is a committee, no member of the committee shall be liable for any act or omission of any other member of the committee, nor for any act or omission on his own part, excepting his own willful misconduct. The Company shall indemnify and hold harmless the Plan Administrator and each member of the committee against any and all expenses and liabilities, including reasonable legal fees and expenses, arising out of his membership on the committee, excepting only expenses and liabilities arising out of his own willful misconduct.

          5.4 Taxes. If the whole or any part of any Participant's Account shall become liable for the payment of any estate, inheritance, income, or other tax which the Company shall be required to pay or withhold, the Company shall have the full power and authority to withhold and pay such tax out of any monies or other property in its hand for the account of the Participant whose interests hereunder are so liable. The Company shall provide notice of any such withholding. Prior to making any payment, the Company may require such releases or other documents from any lawful taxing authority as it shall deem necessary.

                                                                         Page 81
                                                             Exhibit 10(iii)A(9)

                                   ARTICLE VI
                                CLAIMS PROCEDURE

          6.1 Claims for Benefits. If a Participant or beneficiary (hereafter, "Claimant") does not receive timely payment of any benefits which he believes are due and payable under the Plan, he may make a claim for benefits to the Plan Administrator. The claim for benefits must be in writing and addressed to the Plan Administrator or to the Company. If the claim for benefits is denied, the Plan Administrator shall notify the Claimant in writing within 90 days after the Plan Administrator initially received the benefit claim. However, if special circumstances require an extension of time for processing the claim, the Plan Administrator shall furnish notice of the extension to the Claimant prior to the termination of the initial 90-day period and such extension shall not exceed one additional, consecutive 90-day period. Any notice of a denial of benefits shall advise the Claimant of the basis for the denial, any additional material or information necessary for the Claimant to perfect his claim, and the steps which the Claimant must take to have his claim for benefits reviewed.

          6.2 Appeals. Each Claimant whose claim for benefits has been denied may file a written request for a review of his claim by the Plan Administrator. The request for review must be filed by the Claimant within 60 days after he received the written notice denying his claim. The decision of the Plan Administrator will be made within 60 days after receipt of a request for review and shall be communicated in writing to the Claimant. Such written notice shall set forth the basis for the Plan Administrator's decision. If there are special circumstances which require an extension of time for completing the review, the Plan Administrator's decision shall be rendered not later than 120 days after receipt of a request for review.

Page 82
                                                             Exhibit 10(iii)A(9)





                                   ARTICLE VII
                  AMENDMENT AND TERMINATION; CHANGE IN CONTROL

          7.1 Amendments. Subject to Section 7.3, the Company (or its designee) shall have the right in its sole discretion to amend this Plan in any manner at any time; provided, however, that no such amendment shall reduce the Participant's vested interest in his Account under Section 4.2 at that time. Any amendment shall be in writing and executed by a duly authorized officer of the Company. All Participants shall be bound by such amendment.

          7.2 Termination of Plan. The Company expects to continue this Plan, but does not obligate itself to do so. Subject to Section 7.3, the Company reserves the right to discontinue and terminate the Plan at any time, in whole or in part, for any reason (including a change, or an impending change, in the tax laws of the United States or any State). If the Plan is terminated, the Plan Administrator shall be notified of such action in a writing executed by a duly authorized officer of the Company, and the Plan shall be terminated at the time therein set forth. Termination of the Plan shall be binding on all Participants, but in no event may such termination reduce the amounts credited at that time to any Participant's Account. If this Plan is terminated, amounts theretofore credited to Participant's Deferral Subaccount, Matching Subaccount and Supplemental Subaccount, including interest and earnings from the last Valuation Date to the termination date, shall either be paid in a lump sum immediately, or distributed in some other manner consistent with this Plan, as determined by the Plan Administrator in its sole discretion.

          7.3 Change In Control Provisions.

          (a) Amendment or Termination. Notwithstanding anything contained in this Plan to the contrary, for a period of two (2) years following a Change in Control this Plan shall not be terminated or amended to reduce, suspend or eliminate any Eligible Executive's or Participant's benefits or participation (or right to participate) provided under this Plan, including, without limitation, the benefits provided in Articles III and IV. Any amendment or termination of this Plan which a Participant reasonably demonstrates (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control, or (ii) otherwise arose in connection with or in anticipation of a Change in Control, and which was not consented to in writing by the Participant shall be null and void, and shall have no effect whatsoever with respect to the Participant.

          (b) Termination of Employment. Notwithstanding anything contained in this Plan to the contrary, if a Participant's employment is terminated by the Company (other than for "Cause" as defined in (c) below) or by the Participant

                                                                         Page 83
                                                             Exhibit 10(iii)A(9)


for any reason within two (2) years following a Change in Control, the Participant's Account shall become fully vested and the Company shall, within five (5) days, pay to the Participant a lump sum cash payment of the full amount credited to his Account (including any Class Year Subaccounts subject to a deferral election under Section 4.3(b), Matching Subaccount and Supplemental Subaccount) with earnings determined under Section 4.1 credited thereto to the date of payment. If a Participant's employment is terminated (i) for Cause (as defined in (c) below) within two (2) years following a Change in Control or
(ii) for any reason more than two (2) years after a Change in Control, the provisions of Article IV shall apply to the distribution of the Participant's Account.

          (c) Cause. For purposes of Section 7.3(b), a termination for "Cause" is a termination of the Executive evidenced by a resolution adopted in good faith by two-thirds of the Board of Directors of the Company that the Participant (i) intentionally and continually failed to substantially perform his duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform, or (ii) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (ii) above until (x) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) and specifying the particulars thereof in detail, and (y) the Participant shall have been provided an opportunity to be heard by the Board (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part, shall be considered "intentional" unless he has acted or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, in the case of any Participant who is a party to a Severance Protection Agreement, no failure to perform by the Participant after a Notice of Termination (as defined in the Participant's Severance Protection Agreement) is given by the Participant shall constitute Cause for purposes of this Plan.

Page 84
                                                             Exhibit 10(iii)A(9)


                                  ARTICLE VIII
                                  MISCELLANEOUS

          8.1 Limitation on Participant's Rights. Participation in this Plan shall not give any Participant the right to be retained in the Company's employ or the employ of any Employer, or any right or interest in this Plan or any assets of the Company other than as herein provided. The Company reserves the right to terminate the employment of any Participant without any liability for any claim against the Company under this Plan, except to the extent provided herein.

          8.2 Benefits Unfunded. The benefits provided by this Plan shall be unfunded. All amounts payable under this Plan to Participants shall be paid from the general assets of the Company, and nothing contained in this Plan shall require the Company to set aside or hold in trust any amounts or assets for the purpose of paying benefits to Participants. This Plan shall create only a contractual obligation on the part of the Company, and Participants shall have the status of general unsecured creditors of the Company under the Plan with respect to amounts of Compensation they defer hereunder or any other obligation of the Company to pay benefits pursuant hereto. Any funds of the Company available to pay benefits pursuant to the Plan shall be subject to the claims of general creditors of the Company, and may be used for any purpose by the Company.

          Notwithstanding the preceding paragraph, the Company may at any time transfer assets, including Shares, to a trust for purposes of paying all or any part of its obligations under this Plan. However, to the extent provided in the trust only, such transferred amounts shall remain subject to the claims of general creditors of the Company. To the extent that assets are held in a trust when a Participant's benefits under the Plan become payable, the Plan Administrator shall direct the trustee to pay such benefits to the Participant from the assets of the trust.

          8.3 Other Plans. This Plan shall not affect the right of any Executive or Participant to participate in and receive benefits under and in accordance with the provisions of any other employee benefit plans which are now or hereafter maintained by the Company, unless the terms of such other employee benefit plan or plans specifically provide otherwise.

          8.4 Receipt or Release. Any payment to a Participant in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Plan Administrator, the Company and any Employer, and the Plan Administrator may require such Participant, as a condition precedent to such payment, to execute a receipt and release to such effect.

          8.5 Governing Law. This Plan shall be construed, administered, and governed in all respects in accordance with applicable federal law and, to the

                                                                         Page 85
                                                             Exhibit 10(iii)A(9)


extent not preempted by federal law, in accordance with the laws of the State of Georgia. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

          8.6 Gender, Tense, and Headings. In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine, or neuter gender shall be deemed to include the other. Headings and subheadings in this Plan are inserted for convenience of reference only and are not considered in the construction of the provisions hereof.

          8.7 Successors and Assigns; Nonalienation of Benefits. This Plan shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns; provided, however, that the amounts credited to the Account of a Participant shall not (except as provided in Section 5.4) be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to any benefits payable hereunder, including, without limitation, any assignment or alienation in connection with a separation, divorce, child support or similar arrangement, shall be null and void and not binding on the Plan or the Company. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to substantially all of the business or assets of the Company to expressly agree to assume and perform this Agreement in the same manner that the Company would be required to perform it.

          8.8 Combination With Other Plan. The Plan may be combined or merged with other deferred compensation plans of the Company and the Plan Administrator shall establish the terms and conditions relating to any such merger.

Page 86
                                                             Exhibit 10(iii)A(9)

          IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers as of the date and year first written above.


                                               NATIONAL SERVICE INDUSTRIES, INC.



                                                By:________________________

                                                                         Page 87
                                                             Exhibit 10(iii)A(9)





                        NATIONAL SERVICE INDUSTRIES, INC.
                       SUPPLEMENTAL DEFERRED SAVINGS PLAN

                         DEFERRAL AND PAYMENT ELECTIONS
                         AND DESIGNATION OF BENEFICIARY


To the Plan Administrator:

          I hereby agree to participate in the NATIONAL SERVICE INDUSTRIES, INC. SUPPLEMENTAL DEFERRED SAVINGS PLAN (the "Plan") pursuant to the terms and conditions of such Plan contained in the Plan document adopted by NATIONAL SERVICE INDUSTRIES, INC. ("Company"), all of which terms and conditions are incorporated herein by reference.

I.       DEFERRAL ELECTIONS

          a. Salary Deferral: I hereby elect to defer the amount of my Salary indicated below for the period December 1, 1996 to December 31, 1997:


                _____% of my Salary


              $_____ of my Salary (amounts will be deducted
                                   equally over the pay periods)


              Other    _________________________________

          b. Annual Bonus Deferral: I hereby elect to defer the amount of my Annual Bonus indicated below for the Company's Fiscal Year commencing September 1, 1996 and ending August 31, 1997:


               _____% of my Annual Bonus


               $_____ of my Annual Bonus (if my Annual Bonus is less than this amount, 100% of my Annual Bonus will be deferred).



                _____% of my Annual Bonus above $________ (specify dollar level above which percentage of Annual Bonus will be deferred).

Page 88
                                                             Exhibit 10(iii)A(9)


               Other _________________________________

               NOTE:If you  have  already  elected  to defer a  portion  of your fiscal 1997 bonus to the Executive Savings Plan, that election will be recognized first before any bonus amounts are deferred to this Plan. However, the Company intends to merge the Executive Savings Plan with this Plan and, in such event, your deferrals under the Executive Savings Plan will be transferred to this Plan.

          c. Deferral Limitation: Notwithstanding my election in this Section I, I understand that my annual deferral cannot be less than $1,000 nor exceed 50% of my Compensation (Salary and Annual Bonus) for the Plan Year and, that in the event my election does not satisfy these limitations, the Plan Administrator will adjust my election in an appropriate manner.

               If, for any reason, this Plan is not finally implemented, any deferrals under this Plan will be made to the Executive Savings Plan.

II.      ELECTION FOR MATCHING SUBACCOUNT CREDITS

          I  hereby  elect  to  have  the  Employer's  credits  to  my  Matching
Subaccount for the period covered by this election treated as if they were invested as follows:


               100% in cash, with interest credited at the Prime Rate


               100% in Shares of the Company, with earnings credited as if invested in such Shares

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                                                             Exhibit 10(iii)A(9)


               50%in cash and 50% in Shares

               NOTE:This deemed investment  election must be made each year with respect to Matching Subaccount credits for such year and the Company may elect not to allow the election for any year.

III.     BENEFIT PAYMENT ELECTION

               Subject to the provisions of the Plan, I hereby elect to receive payment of the vested portion of the Employer's credits to my Matching Subaccount and Supplemental Subaccount on the date(s) and in the manner specified below:

   Based on Termination of Service                Based on Designated Age

Year                    Amount or %         Age               Amount or %

Termination of
    Service

Termination +1

Termination +2

Termination +3

Termination +4

Termination +5

Termination +6

Termination +7

Termination +8

Termination +9


NOTE:

               (1) Except for the year in which you terminate or attain the designated age, all payments will be made on or about January 1 of the year indicated. If you elect installment payments, it must be in 10% increments.

               (2) Your Subaccounts will not be vested unless you terminate on or after age 55 with at least 5 Years of Service.

               (3) If you wish payments to start at a specified age, enter the age at which you want payments to start (which must be at least age 60), but payments will not start until after Termination of Service (at which time all back payments will also be made).
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                                                             Exhibit 10(iii)A(9)

               (4) If you elect a lump sum, it must be made no later than the year in which you attain age 70. If you elect installments, your last installment payment must be made no later than the year in which you attain age 75.


IV.      BENEFICIARY DESIGNATION

          I  designate  the  following   person(s)  as  Primary  and  Contingent
Beneficiaries  under the Plan with respect to all vested amounts  credited to my
Account:

Primary Beneficiary(ies):

______________________     __________________        __________________
Name                           % Benefit               Relationship

______________________     __________________        __________________
Name                           % Benefit               Relationship

______________________     __________________        __________________
Name                           % Benefit               Relationship

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                                                             Exhibit 10(iii)A(9)

          Contingent Beneficiary(ies): (will only receive benefits if none of the Primary Beneficiary(ies) survives the Participant)

______________________     __________________        __________________
Name                           % Benefit                Relationship

______________________     __________________        __________________
Name                           % Benefit                Relationship

______________________     __________________        __________________
Name                           % Benefit                Relationship



V.       SIGNATURE

          I retain the right, at any time, to change the Beneficiary designation in Section IV above by giving written notice of such change to the Plan Administrator and to make such other changes to this Election Form as may be permitted by the Plan. I hereby agree to be bound by all of the terms and conditions of the Plan, as it may be amended from time to time.

Dated: ____________________


                                                   S.S.N.
Received By Company: _______________________
                        Signature                                   Date

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                                                             Exhibit 10(iii)A(9)

ELECTION TO DEFER DISTRIBUTION